                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 20, 2002


                               OmniSky Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            000-31471                                    77-0516363
------------------------------------        ------------------------------------
     (Commission File Number)               (IRS Employer Identification Number)



                   One Market Street, Spear Tower, Suite 3500
                         San Francisco, California 94105
             ------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 293-7666
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

        On June 20, 2002, OmniSky Corporation, OmniSky International, LLC, Norway Acquisition Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11,
01-33127-SFM-11 and 01-33128-SFM-11 (Jointly Administered), filed a monthly operating report for the month of May 2002 with the United States Bankruptcy Court for the Northern District of California in San Francisco, California, a copy of which is filed herewith as Exhibit 99.1 to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

      Exhibit
      Number                             Description
--------------------------------------------------------------------------------
      99.1        Chapter 11 Monthly Operating Report for May 2002 filed on June
                  20, 2002 by OmniSky Corporation, OmniSky International, LLC,
                  Norway Acquisition Corporation and NomadIQ, Inc.,
                  debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11
                  (Lead Case), 01-33126-SMF-11, 01-33127-SFM-11 and
                  01-33128-SFM-11 (Jointly Administered), with the United States
                  Bankruptcy Court for the Northern District of California in
                  San Francisco, California.



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

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 20, 2002                 OMNISKY CORPORATION


                                    By: /s/ Michael Malesardi
                                        ----------------------------------------

                                    Name: Michael Malesardi
                                          --------------------------------------

                                    Title: Chief Financial Officer and Co-Chief
                                           Restructuring Officer
                                           -------------------------------------





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

                                  EXHIBIT INDEX


      Exhibit
      Number                         Description
------------------------------------------------------------------------------------
99.1     Chapter 11 Monthly Operating Report for May 2002 filed on June 20, 2002 by OmniSky Corporation, OmniSky International, LLC, Norway Acquisition
         Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11, 01-33127-SFM-11
         and 01-33128-SFM-11 (Jointly Administered), with the United States
         Bankruptcy Court for the Northern District of California in San
         Francisco, California.









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